                                                                    EXHIBIT 25.5


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                     95-4655078
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                 94111
(Address of principal executive offices)                             (Zip Code)

                              F. Henry Kleschen III
                            Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                              SUNTRUST BANKS, INC.
               (Exact name of obligor as specified in its charter)

          GEORGIA                                                 58-1575035
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)


303 PEACHTREE ST., N.E.
ATLANTA, GA                                                         30308
(Address of principal executive offices)                          (Zip Code)


                          TRUST PREFERRED SECURITIES OF
                   SUNTRUST CAPITAL VIII, SUNTRUST CAPITAL IX,
                   SUNTRUST CAPITAL X AND SUNTRUST CAPITAL XI
                       (Title of the indenture securities)
         -------------------------------------------------------------

ITEM 1.         GENERAL INFORMATION.

                Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

                Comptroller of the Currency, Washington, D.C.
                Board of Governors of the Federal Reserve System, Washington,
                D.C.

       (b)      Whether it is authorized to exercise corporate trust powers.

                Yes.

ITEM 2.         AFFILIATIONS WITH OBLIGOR.

        If the Obligor is an affiliate of the trustee, describe each such affiliation.

        None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.


ITEM 16.         LIST OF EXHIBITS.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 18th day of August, 2004.


                               J. P. Morgan Trust Company, National Association


                                  By  /s/ J. Morand
                                     ---------------------------
                                     J. Morand
                                     Authorized Officer

                                    EXHIBIT 6
                     THE CONSENT OF THE TRUSTEE REQUIRED BY
                           SECTION 321(b) OF THE ACT

                                 August 18, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between SunTrust Banks, Inc. and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION

                                        By   /s/ J. Morand
                                             ----------------------------
                                             J. Morand
                                             Authorized Officer

EXHIBIT 7.          Report of Condition of the Trustee.

CONSOLIDATED REPORT OF CONDITION OF         J.P. Morgan Trust Company, National
                                            Association
                                    --------------------------------------------
                                                     (Legal Title)


AS OF CLOSE OF BUSINESS ON          December 31, 2003
                           -----------------------------------



                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                DECEMBER 31, 2003


                                                                          ($000)
                                                                        --------

ASSETS
  Cash and Due From Banks                                               $ 22,115
  Securities                                                             141,598
  Loans and Leases                                                       106,261
  Premises and Fixed Assets                                               13,111
  Intangible Assets                                                      403,878
  Goodwill                                                               250,539
  Other Assets                                                            50,801
                                                                        --------
     Total Assets                                                       $988,303
                                                                        ========


LIABILITIES
  Deposits                                                              $119,625
  Other Liabilities                                                      112,490
                                                                        --------
     Total Liabilities                                                   232,115

EQUITY CAPITAL
  Common Stock                                                               600
  Surplus                                                                701,587
  Retained Earnings                                                       54,001
                                                                        --------
     Total Equity Capital                                                756,188
                                                                        --------

     Total Liabilities and Equity Capital                               $988,303
                                                                        ========



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